SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
StockerYale, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
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StockerYale, Inc.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

The Special Meeting of Stockholders of StockerYale, Inc. (the "Company"), a Massachusetts corporation, will be held at the Company's headquarters, 32 Hampshire Road, Salem, New Hampshire 03079, on Monday, October 6, 2003 at 10:00 a.m., local time, for the following purposes:

1.

To approve an amendment to the Company's Articles of Organization, to effect a reverse split of the Company's common stock whereby each outstanding 3, 5, or 7 shares of common stock would be combined and converted into one share of common stock in the discretion of the Board of Directors at any time prior to December 31, 2003.

2.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof as well as on matters related to the conduct of the Special Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on September 2, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and any adjournments or postponements thereof.

Whether or not you plan to attend the Special Meeting in person, you are asked to complete, sign, date, and return the enclosed proxy. A proxy may not be effective unless it is received at the office of the Company's transfer agent and registrar, Proxy Services, EquiServe, P.O. Box 8694, Edison, NJ 08818-8694 not less than 48 hours before the time fixed for the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Francis J. O'Brien, Clerk
September 11, 2003

i / STKR / Schedule 14A	2003 PROXY STATEMENT

ii / STKR / Schedule 14A	2003 PROXY STATEMENT

STOCKERYALE, INC.

PROXY STATEMENT
as of September 11, 2003

SOLICITATION OF PROXIES

This proxy statement is furnished in connection with the solicitation of proxies by the management of StockerYale, Inc. (the "Company"), a Massachusetts corporation, for use at the Special Meeting of Stockholders (the "Meeting") of the Company to be held at 10:00 a.m., local time, on Monday, October 6, 2003 at the Company's headquarters located at 32 Hampshire Road, Salem, New Hampshire, 03079 for the purposes set forth in the Notice of Special Meeting of Stockholders. This proxy statement and proxy card are first being sent to stockholders on or about September 11, 2003.

APPOINTMENT OF PROXYHOLDERS

The persons named in the accompanying proxy card are designated as proxyholders by management of the Company.

To be valid, the completed, signed, and dated proxy card should be received at the office of the Company's transfer agent and registrar, Proxy Services, EquiServe, P.O. Box 8694, Edison, NJ 08818-8694 not less than 48 hours before the time fixed for the Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

VOTING AND PROXIES

The shares of the Company's common stock, par value $.001 per share, represented by a properly executed and deposited proxy will be voted on any matter to properly come before the Meeting or any adjournments or postponements thereof that may be called for or required by law and, if the stockholder specifies a choice with respect to any matter to be acted upon, such shares of common stock will be voted accordingly at the Meeting or any adjournments or postponements thereof. If a choice with respect to such matters is not clearly specified, the persons designated by management in the form of proxy will vote the shares represented by the proxy (i) "FOR" the approval of each of the three amendments to the Company's Articles of Organization, to effect a reverse stock split of the Company's common stock whereby each outstanding 3, 5, or 7 shares of common stock would be combined and converted into one share of common stock, in the discretion of the Board of Directors at any time prior to December 31, 2003; and (ii) in the discretion of the persons named as proxies, upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof, as well as on matters related to the conduct of the Meeting.

The proxy confers discretionary authority upon the named proxyholder with respect to amendments to or variations in matters identified in the accompanying Notice of Special Meeting and other matters that may properly come before the Meeting, as well as on matters related to the conduct of the Meeting. As of the date of this proxy statement, management is not aware of any amendment, variations or other matters. If such should occur, the persons designated as proxies by management will vote thereon in accordance with their best judgment, exercising discretionary authority.

The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of common stock issued and outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions, votes withheld from the proposed amendments and "broker non-votes" (i.e., shares represented at the Meeting which are held by a broker or other nominee as to which (i) voting instructions have not been received from the beneficial owners or persons entitled to vote such shares and (ii) the broker does not have discretionary authority to vote such shares) shall be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present.

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REVOCATION OF PROXIES

A stockholder who has given a proxy may revoke it as to any matter on which a vote has not already been cast pursuant to the authority conferred on the proxy, by delivering a later-dated proxy, by delivering to the Clerk of the Company a written revocation of such proxy, or by appearing and voting in person at the Meeting.

PRINCIPAL EXECUTIVE OFFICE

The Company's principal executive office is located at 32 Hampshire Road, Salem, New Hampshire 03079, and its telephone number is (603) 893-8778.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The voting securities of the Company consist of its common stock. As of June 30, 2003 there were 14,314,659 shares of common stock issued and outstanding, each share carrying the right to one vote. The Directors of the Company have fixed September 2, 2003 as the record date (the "Record Date") for determining stockholders entitled to receive notice of, to attend and to vote at the Meeting or any adjournment or postponement thereof. Transferees of common stock after the Record Date will not be entitled to notice of, or to vote at, the Meeting.

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SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth, to the best knowledge of the Company, certain information regarding the beneficial ownership of the Company's common stock, as of June 30, 2003, by each person known to the Company to be the beneficial owner of more than 5% of any class of the voting stock of the Company, each Director of the Company, executive officers named in the Summary Compensation Table below and all of the Company's Directors and executive officers as a group.

Name and Address (1)	Number of Shares of Common stock Beneficially Owned (2)		Percent of Common Stock Beneficially Owned (3)
Mark W. Blodgett	3,638,108		25.4%
George A. Fryburg	154,465		1.1%
Lawrence W. Blodgett	79,253	(4)	*
Paul Jortberg	59,450		*
Steven E. Karol	58,725	(5)	*
Raymond J. Oglethorpe	43,525		*
Clifford L. Abbey	41,300		*
Francis J. O'Brien	26,850		*
Dietmar Klenner	-		*

All Directors and Executive Officers as a group (10 persons)	4,101,676		28.6%

Van Wagoner Capital Management Inc., 345 California Street, Suite 2450, San Francisco, CA 94104	2,083,560	(6)	14.5%

Eureka Interactive Fund Limited, c/o Marshall Wace Asset Management, 29 Queen Anne's Gate, London, England SW1H 9BU	1,244,700		8.7%

*	Less than one percent.
(1)	Unless otherwise stated, the address for the named party is c/o StockerYale, Inc., 32 Hampshire Road Salem, NH 03079.
(2)	Includes shares which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of June 30, 2003 in the following amounts: Mr. Mark W. Blodgett, 546,350 shares of common stock, Mr. Fryburg, 128,800 shares of common stock, Mr. Lawrence W. Blodgett, 7,500 shares of common stock, Mr. Jortberg, 59,450 shares of common stock, Mr. Karol, 26,2255 shares of common stock, Mr. Oglethorpe, 32,625 shares of common stock, Mr. Abbey, 36,300 shares of common stock, Mr. O'Brien, 26,850 shares of common stock, and all Directors and executive officers as a group, 864,100 shares of common stock.
(3)	In computing the number of shares of common stock beneficially owned by a person, shares of common stock subject to options held by that person that are currently exercisable or that become exercisable within 60 days of February 28, 2003 and shares of common stock issuable upon conversion of currently convertible securities or securities that could become convertible held by that person are deemed outstanding. For purposes of computing the percentage of outstanding shares of common stock beneficially owned by such person, the shares subject to options that are currently exercisable within 60 days of June 30, 2003 are deemed to be outstanding for such person but are not deemed to be outstanding for purposes of computing the ownership percentage of any other person.
(4)	Includes 22,200 shares owned indirectly through the Lawrence W. Blodgett Trust, of which Lawrence W. Blodgett is a Trustee. Includes 6,750 owned indirectly through Mr. Blodgett's spouse.
(5)	Includes 20,000 shares owned by HMK Enterprises. Mr. Karol is President and Chief Executive Officer of HMK Enterprises.
(6)	Information obtained from Schedule SC 13G/A filed with the Securities and Exchange Commission on July 24, 2003 for the period ended June 30, 2002.

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MATTERS TO BE ACTED UPON

Item 1-Approval of Amendments to the Company's Articles of Organization to Effect a Reverse Stock Split

General
As of June 30, 2003, the Company's aggregate market capitalization was approximately $11 million.

The Company had 14,314,659 shares of common stock outstanding as of June 30, 2003, with a closing per share price as reported on the Nasdaq National Marker on that date of $0.77. In order to reduce the number of shares of common stock outstanding, the Board of Directors has unanimously adopted a resolution seeking stockholder approval to grant the Board of Directors authority to amend the Company's Articles of Organization to effect a reverse split of the Company's common stock. The amendments to the Articles of Organization that the Board of Directors approved and deemed advisable and for which it is seeking stockholder approval effect a reverse stock split of three-for-one, five-for-one, or seven-for-one, with one of the amendments to be effected by the Board of Directors in its sole discretion. Approval of each of the three amendments would give the Board of Directors authority to effect an amendment to the Company's Articles of Organization to effect a reverse stock split at any time it determined prior to December 31, 2003. In addition, approval of this proposal would also give the Board of Directors authority to decline to implement a reverse stock split prior to such date or at all.

If our stockholders approve each of the three amendments and the Board of Directors decides to implement one of the reverse stock splits, the Company will file a Articles of Amendment to the Articles of Organization with the Secretary of the Commonwealth of Massachusetts (as described below) which will effect a reverse split of the shares of the Company's common stock then issued and outstanding at the ratio specified in such amendment. The reverse stock split, if implemented, would not reduce the number of authorized shares of common stock but would not change the par value of the Company's common stock. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding immediately prior to the reverse stock split as such stockholder did immediately prior to the split.

Purpose
As a company with its common stock listed on the Nasdaq National Market, the Company is required to have a stock price above $1 a share in order to comply with Nasdaq's maintenance listing requirements. A reverse stock split will effectively raise the price of the Company's common stock and enable it to meet the $1 per share price maintenance requirement. In order to reduce the number of shares of the Company's common stock outstanding and thereby attempt to proportionally raise the per share price of the Company's common stock, the Board of Directors believes that it is in the best interests of the Company's stockholders for the Board of Directors to obtain the authority to implement a reverse stock split.

The Board of Directors also believes that a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees. The Board of Directors believes that institutional investors and investment funds are generally reluctant to invest in lower priced stocks. Accordingly, the Board of Directors concluded that reducing the number of outstanding shares of the Company's common stock might be desirable in order to attempt to support a higher stock price per share based on the Company's current market capitalization. In addition, the Board of Directors considered that the Company's common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Certain investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage of lower priced stocks.

4 / STKR / Schedule 14A	2003 PROXY STATEMENT

The Board of Directors believes that stockholder approval of each of the three amendments to the Company's Articles of Organization to effect a reverse split with an exchange ratio of 3, 5 and 7 to one provides the Board of Directors with maximum flexibility to achieve the purposes of the reverse stock split. If the stockholders approve the reverse stock split proposal, one of the reverse stock splits will be effected, upon a determination by the Board of Directors that such reverse stock split is in the best interests of the Company and its stockholders. In connection with any determination to effect a reverse stock split, the Board of Directors will set the timing for such a split and select the specific amendment to be effected. No further action on the part of stockholders will be required to implement the reverse stock split. If the Board of Directors does not implement a reverse stock split prior to December 31, 2003, the authority granted in this proposal to implement a reverse stock split on these terms will terminate. The Board of Directors reserves its right to elect not to proceed with a reverse stock split if it determines, in its sole discretion, that the split is no longer in the best interests of the Company and its stockholders.

Certain Risks Associated with the Reverse Split
There can be no assurance that the total market capitalization of the Company's common stock after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of the Company's common stock following the reverse stock split will either exceed or remain higher than the current per share market price.

There can be no assurance that the market price per share of the Company's common stock (the "New Shares") after the reverse stock split will rise or remain constant in proportion to the reduction in the number of old shares of the Company's common stock (the "Old Shares") outstanding before the reverse stock split. For example, based on the closing price of the Company's common stock on June 30, 2003 of $0.77 per share, if the Board of Directors decided to implement the reverse stock split and effected the amendment with the reverse stock split ratio of 3 for 1, there can be no assurance that the post-split market price of the Company's common stock would be $2.31 per share or greater. Alternatively, based on the market price of the Company's common stock on June 30, 2003 of $0.77 per share, if the Board of Directors decided to implement the reverse stock split and effected the amendment with the reverse stock split ratio of 7 for 1, there can be no assurance that the post-split market price of the Company's common stock would be $5.39 per share or greater.

Accordingly, the total market capitalization of the Company's common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of the Company's common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

There can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors and brokers or other individual investors.

While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors and brokers. Also, some existing investors may have some concerns regarding a reduced liquidity in the shares.

There can be no assurance that the reverse stock split will result in a per share price that will increase the Company's ability to attract and retain employees..

While the Board of Directors believes that a higher stock price may help the Company attract and retain employees who are less likely to work for a company with a low stock price, there can be no assurance that the reverse stock split will result in a per share price that will increase the Company’s ability to attract and retain employees. Also, some potential and existing employees may be discouraged by the lower number of compensatory shares or options to purchase shares that could result from the reverse stock split.

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A decline in the market price for the Company's common stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of the Company's common stock could be adversely affected following a reverse stock split.

The market price of the Company's common stock will also be based on the Company's performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of the Company's common stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of a reverse stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a reverse stock split are lower than they were before the reverse stock split. Furthermore, the liquidity of the Company's common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split

Corporate Matters.  If approved and effected, the reverse stock split would have the following effects:

●	depending on the particular amendment effected by the Board of Directors, if any, each of three (3), five (5) or seven (7) shares of common stock owned by a stockholder would be exchanged for one (1) share of common stock;

●	the number of shares of the Company's common stock issued and outstanding as well as the number of shares of common stock authorized for issuance would be reduced proportionately based on the reverse stock split ratio contained in the amendment selected by the Board of Directors;

●	based on the reverse stock split ratio contained in the amendment selected by the Board of Directors, proportionate adjustments would be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of the Company's common stock, which would result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split; and

●	the number of shares reserved for issuance under the Company's existing stock option plan and employee stock purchase plan would be reduced proportionately based on the reverse stock split ratio contained in the amendment selected by the Board of Directors.

If approved and effected, the reverse stock split will be effected simultaneously for all of the Company’s common stock and the ratio will be the same for all of the Company’s common stock. The reverse stock split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of the Company’s stockholders’ owning a fractional share. As described below, stockholders holding fractional shares will be entitled to cash payments in lieu of such fractional shares. Such cash payments will reduce the number of post-split stockholders to the extent there are stockholders presently holding fewer than up to 7 shares, depending on the ratio for the reverse stock split contained in the amendment effected by the Board of Directors. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

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Fractional Shares.  No scrip or fractional certificates will be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the number for the reverse stock split ratio contained in the amendment effected by the Board of Directors will be entitled, upon surrender of certificate(s) representing such shares, to a cash payment in lieu thereof. The cash payment will equal the product obtained by multiplying (a) the fraction to which the stockholder would otherwise be entitled by (b) the per share closing sales price of the Company’s common stock on the trading day immediately prior to the effective time of the reverse stock split, as reported on the Nasdaq National Market. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled and where the funds will be deposited, sums due for fractional interests for which the Company does not have a proper address for a stockholder and where such sums are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

If approved and effected, the reverse stock split will result in some stockholders owning “odd lots” of less than 100 shares of the Company’s common stock. Brokerage commissions and other costs of transactions in odd lots may be somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Authorized Shares.  As of June 30, 2003 the Company had 100,000,000 shares of common stock authorized and 14,314,659 shares of common stock issued and outstanding.  The reverse split will reduce the authorized number of shares of Company common stock that are not issued or outstanding based on the reverse stock split ratio selected by the Board of Directors, as follows:

	Number of Outstanding Shares	Number of Authorized Shares
1 for 3 reverse split	4,771,553	33,333,333.3
1 for 5 reverse split	2,862,931	20,000,000
1 for 7 reverse split	2,044,951	14,285,714.2

Accounting Matters.  The reverse stock split will not affect the par value of the Company’s common stock. As a result, as of the effective time of the reverse stock split, the stated capital on the Company’s balance sheet attributable to the Company’s common stock will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Company’s common stock will be restated because there will be fewer shares of the Company’s common stock outstanding.

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Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the stockholders approve each of the three amendments to implement the reverse stock split and the Board of Directors decides to effect one of the amendments on or prior to December 31, 2003, the Company will file a Articles of Amendment to the Articles of Organization with the Secretary of the Commonwealth of Massachusetts to amend its existing Articles of Organization. The reverse stock split will become effective at the time specified in the Articles of Amendment, which is referred to below as the “effective time.” Beginning at the effective time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares. The text of the Articles of Amendment to effect the reverse stock split, if implemented by the Board of Directors, would be in the form attached hereto as Appendix A-1, A-2 or A-3; provided, however, that the text of the form of Articles of Amendment attached hereto is subject to modification to include such changes as may be required by the office of the Secretary of State of the Commonwealth of Massachusetts to effect the reverse stock split, including the insertion of the effective time.

As soon as practicable after the effective time, stockholders will be notified that the reverse stock split has been effected. The Company expects that its transfer agent, EquiServe, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in the letter of transmittal the Company sends to its stockholders. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No Rights

Under Massachusetts law, the Company’s stockholders are not entitled to appraisal rights with respect to the reverse stock split.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the Old Shares exchanged therefor. In general, stockholders who receive cash in exchange for their fractional share interests in the New Shares as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The stockholder’s holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the reverse stock split.

The Company’s view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

8 / STKR / Schedule 14A	2003 PROXY STATEMENT

Vote Required; Recommendation of Board of Directors

The affirmative vote of the holders of a majority of all outstanding shares of the Company’s common stock entitled to vote on this proposal will be required for approval of this proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF EACH OF THE THREE AMENDMENTS TO THE COMPANY’S ARTICLES OF ORGANIZATION SET FORTH AT APPENDICES A-1, A-2 AND A-3, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK WHEREBY EACH OUTSTANDING 3, 5, OR 7 SHARES OF COMMON STOCK, AS SET FORTH IN THE PARTICULAR FORM OF AMENDMENT, WOULD BE COMBINED AND CONVERTED INTO ONE SHARE OF COMMON STOCK; WITH THE BOARD OF DIRECTORS, IN ITS DISCRETION AT ANY TIME PRIOR TO DECEMBER 31, 2003, TO SELECT ONE OF THE AMENDMENTS TO EFFECT A REVERSE STOCK SPLIT.

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OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

EXPENSE OF SOLICITATION

The Company will bear the expense of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom shall receive any extra compensation for their activities) may also solicit proxies by telephone, facsimile, or other form of electronic communication and in person and arrange for intermediaries to send this proxy statement and proxy card to their principals at the expense of the Company.

DIRECTORS' APPROVAL

The contents of this proxy statement have been approved and its mailing has been authorized by the Directors of the Company.

BY ORDER OF THE BOARD OF DIRECTORS

Francis J. O'Brien, Clerk
September 11, 2003

10 / STKR / Schedule 14A	2003 PROXY STATEMENT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

STOCKERYALE, INC.

FOR A SPECIAL MEETING OF THE STOCKHOLDERS

OCTOBER 6, 2003

The undersigned stockholder of StockerYale, Inc., a Massachusetts corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated September 11, 2003 and hereby appoints Mark W. Blodgett and Francis J. O'Brien, and each of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of StockerYale, Inc. to be held on October 6, 2003 at 10:00 a.m., local time, at StockerYale's principal executive office located at 32 Hampshire Road, Salem, New Hampshire, U.S.A., and at any adjournment thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR APPROVAL OF EACH OF THE THREE AMENDMENTS TO THE COMPANY'S ARTICLES OF ORGANIZATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK WHEREBY EACH OUTSTANDING 3, 5, OR 7 SHARES OF COMMON STOCK, AS SET FORTH IN THE PARTICULAR AMENDMENT, WOULD BE COMBINED AND CONVERTED INTO ONE SHARE OF COMMON STOCK, AND AS THE PROXY HOLDERS DEEM ADVISABLE ON OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

1.    TO APPROVE EACH OF THE THREE AMENDMENTS TO THE COMPANY'S ARTICLES OF ORGANIZATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK WHEREBY EACH OUTSTANDING 3, 5, OR 7 SHARES OF COMMON STOCK, AS SET FORTH IN THE PARTICULAR AMENDMENT, WOULD BE COMBINED AND CONVERTED INTO ONE SHARE OF COMMON STOCK IN THE DISCRETION OF THE BOARD OF DIRECTORS.

          ☐     FOR                                            ☐     AGAINST                                   ☐     ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

11 / STKR / Schedule 14A	2003 PROXY STATEMENT

APPENDIX A-1

Examiner Name Approved C P M R.A. P.C.

No. 04‑2114473

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

 We, Mark W. Blodgett                                                                                                                           , *President,

and Francis J. O'Brien                                                                                                                          , *Clerk,

of                                              STOCKERYALE, INC.                                                                            ,

(Exact name of corporation)

located at                       2 OLIVER STREET, BOSTON, MA 02109                                                           ,

(Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                                                                            3

(Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on October 6, 2003, by vote of:

             shares of                             Common Stock                             of                   shares outstanding,

(type, class & series, if any)

             shares of                                                                                 of                 shares outstanding,

(type, class & series, if any)

             shares of                                                                                 of                 shares outstanding,

(type, class & series, if any)

1**being at least a majority of each type, class or series outstanding and entitled to vote thereon:

*Delete the inapplicable words.                         **Delete the inapplicable clause.
[1]For amendments adopted pursuant to Chapter 156B, Section 70.
[2]For amendments adopted pursuant to Chapter 156B, Section 71.
Note:  If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8.5 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

12 / STKR / Schedule 14A	2003 PROXY STATEMENT

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	100,000,000	$.001

Preferred:		Preferred:

Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	33,333,333.3	$.001

Preferred:		Preferred:

13 / STKR / Schedule 14A	2003 PROXY STATEMENT

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:                                                                .

SIGNED UNDER THE PENALTIES OF PERJURY, this                 day of                         , 2003,

                                                                                                                       , *President,

                                                                                                                       , *Clerk.

*Delete the inapplicable words.

14 / STKR / Schedule 14A	2003 PROXY STATEMENT

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within Articles of Amendment and, the filing fee in the
amount of $          having been paid, said articles are deemed to have been
filed with me this        day of            20   .

Effective date:

/s/ William Francis Galvin

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION

Photocopy of document to be sent to:

15 / STKR / Schedule 14A	2003 PROXY STATEMENT

APPENDIX A-2

Examiner Name Approved C P M R.A. P.C.

No. 04‑2114473

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

 We, Mark W. Blodgett                                                                                                                           , *President,

and Francis J. O'Brien                                                                                                                          , *Clerk,

of                                              STOCKERYALE, INC.                                                                            ,

(Exact name of corporation)

located at                       2 OLIVER STREET, BOSTON, MA 02109                                                           ,

(Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                                                                            3

(Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on October 6, 2003, by vote of:

             shares of                             Common Stock                             of                   shares outstanding,

(type, class & series, if any)

             shares of                                                                                 of                 shares outstanding,

(type, class & series, if any)

             shares of                                                                                 of                 shares outstanding,

(type, class & series, if any)

1**being at least a majority of each type, class or series outstanding and entitled to vote thereon:

*Delete the inapplicable words.                         **Delete the inapplicable clause.
[1]For amendments adopted pursuant to Chapter 156B, Section 70.
[2]For amendments adopted pursuant to Chapter 156B, Section 71.
Note:  If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8.5 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

16 / STKR / Schedule 14A	2003 PROXY STATEMENT

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	100,000,000	$.001

Preferred:		Preferred:

Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	20,000,000	$.001

Preferred:		Preferred:

17 / STKR / Schedule 14A	2003 PROXY STATEMENT

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:                                                                .

SIGNED UNDER THE PENALTIES OF PERJURY, this                 day of                         , 2003,

                                                                                                                       , *President,

                                                                                                                       , *Clerk.

*Delete the inapplicable words.

18 / STKR / Schedule 14A	2003 PROXY STATEMENT

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within Articles of Amendment and, the filing fee in the
amount of $          having been paid, said articles are deemed to have been
filed with me this        day of            20   .

Effective date:

/s/ William Francis Galvin

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION

Photocopy of document to be sent to:

19 / STKR / Schedule 14A	2003 PROXY STATEMENT

APPENDIX A-3

Examiner Name Approved C P M R.A. P.C.

No. 04‑2114473

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

 We, Mark W. Blodgett                                                                                                                           , *President,

and Francis J. O'Brien                                                                                                                          , *Clerk,

of                                              STOCKERYALE, INC.                                                                            ,

(Exact name of corporation)

located at                       2 OLIVER STREET, BOSTON, MA 02109                                                           ,

(Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                                                                            3

(Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on October 6, 2003, by vote of:

             shares of                             Common Stock                             of                   shares outstanding,

(type, class & series, if any)

             shares of                                                                                 of                 shares outstanding,

(type, class & series, if any)

             shares of                                                                                 of                 shares outstanding,

(type, class & series, if any)

1**being at least a majority of each type, class or series outstanding and entitled to vote thereon:

*Delete the inapplicable words.                         **Delete the inapplicable clause.
[1]For amendments adopted pursuant to Chapter 156B, Section 70.
[2]For amendments adopted pursuant to Chapter 156B, Section 71.
Note:  If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8.5 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

20 / STKR / Schedule 14A	2003 PROXY STATEMENT

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	100,000,000	$.001

Preferred:		Preferred:

Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	14,285,714.2	$.001

Preferred:		Preferred:

21 / STKR / Schedule 14A	2003 PROXY STATEMENT

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:                                                                .

SIGNED UNDER THE PENALTIES OF PERJURY, this                 day of                         , 2003,

                                                                                                                       , *President,

                                                                                                                       , *Clerk.

*Delete the inapplicable words.

22 / STKR / Schedule 14A	2003 PROXY STATEMENT

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within Articles of Amendment and, the filing fee in the
amount of $          having been paid, said articles are deemed to have been
filed with me this        day of            20   .

Effective date:

/s/ William Francis Galvin

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION

Photocopy of document to be sent to:

23 / Schedule 14A	END	2003 PROXY STATEMENT